THIRD AMENDMENT dated as of August 3, 2016 (this “Amendment”), to the REVOLVING CREDIT AGREEMENT dated as of October 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among OM ASSET MANAGEMENT PLC (the “Borrower”), the LENDERS party thereto and CITIBANK, N.A., as Administrative Agent (the “Administrative Agent”).
WHEREAS, the Borrower and the Lenders party hereto, constituting the Required Lenders, desire to make certain modifications to the Credit Agreement as provided herein.
NOW, THEREFORE, in consideration of the above recital and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
2.Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:
“Landmark Acquisition” means the acquisition of Landmark Partners by the Borrower pursuant to the Landmark Acquisition Agreement as in effect on the Third Amendment Effective Date.
“Landmark Acquisition Agreement” means the Purchase Agreement dated as of June 13, 2016, by and among Landmark Partners, LLC, OMAM (2016 Newco) LLC, OMAM Inc., LMRK Intermediary, Inc., the Sellers named therein and the Seller Representative named therein, as such agreement may be amended, amended and restated, supplemented or otherwise modified prior to the Third Amendment Effective Date.
“Landmark Credit Agreement” means the Fifth Amended and Restated Loan and Security Agreement dated as of May 27, 2014, between Landmark Partners and Silicon Valley Bank, as amended by the First Loan Modification Agreement dated as of March 31, 2016, as such agreement may be amended, amended and restated, supplemented or otherwise modified prior to the Third Amendment Effective Date.
“Landmark Partners” means Landmark Partners, LLC, a Delaware limited liability company.
“Landmark Partners Closing Date” means the date on which the Landmark Acquisition is consummated pursuant to the Landmark Acquisition Agreement in effect on the Third Amendment Effective Date.

“Third Amendment Effective Date” means August 3, 2016.
(b)The definition of “Change in Control” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:
“Change in Control” means (i) any Person or group (within the meaning of the Exchange Act and the rules of the SEC thereunder), other than the Permitted Owners or a group consisting solely of Permitted Owners, shall acquire or hold, directly or indirectly, beneficially or of record, Equity Interests of the Borrower representing more than 50% of the aggregate voting power represented by all issued and outstanding Equity Interests of the Borrower, (ii) less than a majority of the members of the board of directors of the Borrower shall be individuals who are either (x) members of such board on the Closing Date, (y) members of the board who are appointed by Parent in accordance with the terms of the Shareholder Agreement or (z) members of the board whose election, or nomination for election by the stockholders of the Borrower, was approved by a vote of at least a majority of the members of the board then in office who are individuals described in clauses (x) or (y) above or this clause (z) or (iii) any “Change in Control” (or similar event, however denominated) of the Borrower as defined in any agreement or instrument evidencing or governing Indebtedness (other than Non-Recourse Seed Indebtedness) or obligations in respect of one or more Hedging Agreements, of any one or more of the Borrower and its Covered Subsidiaries in an aggregate principal amount exceeding $50,000,000 shall occur. For purposes of the preceding sentence, the “principal amount” of the obligations of the Borrower or any Covered Subsidiary in respect of any Hedging Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Covered Subsidiary would be required to pay if such Hedging Agreement were terminated at such time.
(c)The definition of “Incremental Commitments” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:
“Incremental Commitments” means, with respect to any Lender, the commitment, if any, of such Lender, established in accordance with Section 2.19 pursuant to an Incremental Facility Agreement, (a) to make Loans and to acquire participations in Letters of Credit hereunder, (b) to make revolving loans as part of a new tranche under this Agreement, or (c) to make term loans, in each case expressed as an amount representing the maximum aggregate permitted amount of such Lender’s Credit Exposure (or an equivalent amount in the case of clauses (b) and (c)) under such Incremental Facility Agreement.
(d)The definition of “Material Indebtedness” in Section 1.01 of the Credit Agreement is amended by deleting the text “$10,000,000” and replacing it with the text “$50,000,000”.
(e)The final parenthetical in clause (a) of Section 2.19 of the Credit Agreement is amended to read in its entirety as follows:

“(it being agreed that (x) any Lender approached to provide any Incremental Commitment may elect or decline, in its sole discretion, to provide such Incremental Commitment and (y) any such Person that is not a Lender must be an Eligible Assignee that is reasonably acceptable to the Agent and, to the extent applicable, each Issuing Bank)”
(f)Clause (b) of Section 2.19 of the Credit Agreement is amended to read in its entirety as follows:
“(b) The terms and conditions of any Incremental Commitment and other extensions of credit to be made thereunder may be (i) identical to the terms and conditions of the Commitments and Loans and other extensions of credit made hereunder, (ii) in a separate tranche of revolving loans and commitments or (iii) incurred in the form of term loans, in each case as agreed by the applicable Lenders.”
(g)The last sentence in clause (c) of Section 2.19 of the Credit Agreement is amended to read in its entirety as follows:
“Each Incremental Facility Agreement may, without the consent of any Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable judgment of the Agent, to give effect to the provisions of this Section 2.19 (including to evidence a separate tranche of revolving loans and commitments or term loans).”
(h)Clause (d) of Section 2.19 of the Credit Agreement is amended by adding the following to the beginning of the clause:
“In the case of Incremental Commitments described in Section 2.19(b)(i),”
(i)The first sentence in clause (e) of Section 2.19 of the Credit Agreement is amended to read in its entirety as follows:
“On the date of the effectiveness of any Incremental Commitments described in Section 2.19(b)(i), each Lender shall be deemed to have assigned to each Incremental Lender holding such Incremental Commitments, and each such Incremental Lender shall be deemed to have purchased from each Lender, in an amount equal to the principal amount thereof (together with accrued and unpaid interest), such interests in the Loans and participations in Letters of Credit outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Loans and participations in Letters of Credit will be held by all the Lenders (including such Incremental Lenders) ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of such Incremental Commitments.”

(j)Section 6.01 of the Credit Agreement is amended by deleting the “and” at the end of clause (i), replacing the period at the end of clause (j) with “; and”, and adding a new clause (k) immediately after clause (j) to read as follows:
“(k) Indebtedness of Landmark Partners pursuant to the Landmark Credit Agreement in an aggregate principal amount not exceeding $15,000,000 at any time outstanding; provided that (i) such Indebtedness has recourse solely to the assets of Landmark Partners and its subsidiaries as of the Landmark Partners Closing Date and not to any other assets of the Borrower or any other Covered Subsidiary and (ii) such Indebtedness is not Guaranteed by the Borrower or any other Covered Subsidiary (other than Landmark Partners and its subsidiaries as of the Landmark Partners Closing Date).”

(k)Section 6.02 of the Credit Agreement is amended by deleting the “and” at the end of clause (e), replacing the period at the end of clause (f) with “; and”, and adding a new clause (g) immediately after clause (f) to read as follows:
“(g) Liens on any property, rights or assets of Landmark Partners and its subsidiaries as of the Landmark Partners Closing Date securing Indebtedness permitted under Section 6.01(k); provided that such liens extend only to the property, rights, and assets of Landmark Partners and its subsidiaries as of the Landmark Partners Closing Date and not any other property, rights, and assets of the Borrower or any other Covered Subsidiary.”

(l)Section 6.08 of the Credit Agreement is amended to read in its entirety as follows:
“The Borrower will not agree to or permit any amendment, modification, suspension or waiver of any provision of any documents relating to the organization of the Borrower or any Covered Subsidiary, of any agreement or instrument evidencing or governing any Material Indebtedness, of the Landmark Credit Agreement or of any Parent Agreement that materially impairs the creditworthiness of the Borrower or is adverse in any material respect to the rights or interests of the Lenders hereunder.”

(m)Section 6.09 of the Credit Agreement is amended by deleting the text “and” immediately preceding clause (i)(E) and adding the following immediately following clause (i)(E):
“and (F) restrictions and conditions under the Landmark Credit Agreement as in effect on the Third Amendment Effective Date (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),”

(n)Section 6.10 of the Credit Agreement is amended to read in its entirety as follows:

“The Borrower will not, and will not permit any Covered Subsidiary to, enter into any Hedging Agreement, except for Hedging Agreements entered into (i) to hedge or mitigate risks to which the Borrower or such Covered Subsidiary has actual exposure and (ii) not for speculative purposes.”

3.Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
(a)    this Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);
(b)    before and after giving effect to this Amendment, the representations and warranties set forth in the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date; and
(c)    as of the Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
4.Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received (a) from the Borrower and the Lenders constituting the Required Lenders either (A) counterparts of this Amendment signed on behalf of the Borrower and such Lenders or (B) written evidence satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission of a signed counterpart of the Amendment) that such parties have signed counterparts of the Amendment, (b) from the Borrower payment of all fees and expenses required to be paid or reimbursed hereunder and (c) from the Borrower true and correct copies of the Landmark Credit Agreement and the Landmark Acquisition Agreement as in effect on the date hereof, in each case in form and substance reasonably satisfactory to the Administrative Agent.
5.Effect of Amendment. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. On and after the Amendment Effective Date, all references in the Credit Agreement to “hereunder”, “hereof”, “herein”, or words of like import, and all references to the “Credit Agreement” in any other Loan Document or instrument, shall be deemed to mean the Credit Agreement, as amended by this Amendment. Nothing herein shall be deemed to entitle the Borrower to a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement as amended hereby in similar or different circumstances.
6.Expenses.    The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
7.Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
8.Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.
9.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
10.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers or representatives as of the date first above written.

OM ASSET MANAGEMENT PLC, as Borrower,
By:
/s/ Stephen H. Belgrad
Name: Stephen H. Belgrad
Title: EVP & CFO

CITIBANK, N.A., individually and as Administrative Agent,
By:
/s/ Lisa Huang
Name: Lisa Huang
Title: Vice President

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
THIRD AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Bank of America, N.A.

By:
/s/ Rodney Beeks
Name: Rodney Beeks
Title: Assistant Vice President

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
THIRD AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Morgan Stanley Bank N.A.

By:
/s/ Cindy Tse
Name: Cindy Tse
Title: Authorized Signatory

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
THIRD AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Royal Bank of Canada

By:
/s/ Glen Van Allen
Name: Glenn Van Allen
Title: Authorized Signatory

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
THIRD AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: Wells Fargo Bank, National Association

By:
/s/ Heidi Samuels
Name: Heidi Samuels
Title: Director

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]

SIGNATURE PAGE TO THE
THIRD AMENDMENT TO THE
REVOLVING CREDIT AGREEMENT OF
OM ASSET MANAGEMENT PLC

Name of Institution: The Bank of New York Mellon

By:
/s/ Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Managing Director

For any Lender requiring a second signature line:

By:

Name:
Title:

[Signature Page to OM Asset Management PLC Amendment]